United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2019

Date of reporting period: November 30, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—0.97%
Consumer Staples—0.04%
Food & Staples Retailing—0.04%
Nueva Pescanova, S.L.A B	301,134	$409,097

Energy—0.36%
Oil, Gas & Consumable Fuels—0.36%
KNOT Offshore Partners LP	207,261	4,153,510

Financials—0.31%
Mortgage Real Estate Investment Trusts (REITs)—0.31%
Annaly Capital Management, Inc.	359,000	3,604,360

Materials—0.26%
Chemicals—0.26%
CVR Partners LPB	816,191	3,036,231

Total Common Stocks (Cost $12,383,495)		11,203,198

PREFERRED STOCKS—0.20% (Cost $2,245,500)
Energy—0.20%
Oil, Gas & Consumable Fuels—0.20%
Scorpio Tankers, Inc., 8.250%, Due 6/1/2019	89,820	2,252,686

	Principal Amount
BANK LOAN OBLIGATIONS—1.01% (Cost $11,409,577)
Consumer—1.01%
Gol LuxCo S.A., 6.500%, Due 8/31/2020, 1st Lien Term Loan, (Fixed + 6.500%)C	$11,450,000	11,707,625

		11,707,625

CORPORATE OBLIGATIONS—55.36%
Basic Materials—1.63%
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023D	17,915,000	18,816,125

Communications—5.07%
Iridium Communications, Inc., 10.250%, Due 4/15/2023D	13,775,000	14,911,437
Salem Media Group, Inc., 6.750%, Due 6/1/2024D	15,185,000	13,628,538
Univision Communications, Inc., 5.125%, Due 2/15/2025D	19,950,000	18,196,794
VeriSign, Inc., 4.750%, Due 7/15/2027	12,480,000	11,902,800

		58,639,569

Consumer, Cyclical—6.44%
Buena Vista Gaming Authority, 13.000%, Due 4/1/2023D	9,490,000	9,110,400
Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, Due 10/15/2025D	18,520,000	16,992,100
Carlson Travel, Inc., 9.500%, Due 12/15/2024D	11,095,000	10,540,250
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, Due 2/15/2023D	8,605,000	8,691,050
MGM Resorts International, 7.750%, Due 3/15/2022	11,255,000	12,099,125
Station Casinos LLC, 5.000%, Due 10/1/2025D	18,755,000	17,137,381

		74,570,306

Consumer, Non-Cyclical—21.22%
Acadia Healthcare Co., Inc.,
5.125%, Due 7/1/2022	5,500,000	5,390,000
5.625%, Due 2/15/2023	12,143,000	11,940,576
AMN Healthcare, Inc., 5.125%, Due 10/1/2024D	14,605,000	14,002,544
Avanos Medical, Inc., 6.250%, Due 10/15/2022	12,325,000	12,479,063
Booz Allen Hamilton, Inc., 5.125%, Due 5/1/2025D	18,948,000	18,379,560
Charles River Laboratories International, Inc., 5.500%, Due 4/1/2026D	15,228,000	15,228,000
Dole Food Co., Inc., 7.250%, Due 6/15/2025D	15,062,000	14,158,280

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount*	Fair Value
CORPORATE OBLIGATIONS—55.36% (continued)
Consumer, Non-Cyclical—21.22% (continued)
Gartner, Inc., 5.125%, Due 4/1/2025D	$19,210,000	$18,945,862
HCA, Inc.,
4.750%, Due 5/1/2023	13,374,000	13,374,000
4.500%, Due 2/15/2027	10,441,000	10,023,360
MEDNAX, Inc., 5.250%, Due 12/1/2023D	19,950,000	19,700,625
Post Holdings, Inc., 5.000%, Due 8/15/2026D	19,221,000	17,635,267
Select Medical Corp., 6.375%, Due 6/1/2021	16,135,000	16,251,172
Service Corp. International, 4.625%, Due 12/15/2027	15,340,000	14,304,550
Simmons Foods, Inc., 5.750%, Due 11/1/2024D	19,545,000	14,658,750
Tenet Healthcare Corp., 4.500%, Due 4/1/2021	15,000,000	14,853,000
TreeHouse Foods, Inc., 6.000%, Due 2/15/2024D	14,334,000	14,172,743

		245,497,352

Energy—7.29%
Berry Petroleum Co. LLC, 7.000%, Due 2/15/2026D	7,562,000	7,146,090
California Resources Corp., 8.000%, Due 12/15/2022D	31,220,000	23,922,325
Denbury Resources, Inc., 5.500%, Due 5/1/2022	26,046,000	19,933,004
Murphy Oil Corp.,
6.875%, Due 8/15/2024	1,799,000	1,832,325
7.050%, Due 5/1/2029	6,150,000	6,249,753
Pioneer Energy Services Corp., 6.125%, Due 3/15/2022	17,022,000	13,575,045
Whiting Petroleum Corp., 6.625%, Due 1/15/2026	12,195,000	11,737,687

		84,396,229

Financial—0.91%
MPT Operating Partnership LP / MPT Finance Corp., 5.000%, Due 10/15/2027	11,120,000	10,564,000

Industrial—8.69%
AECOM, 5.875%, Due 10/15/2024	12,009,000	12,054,034
BWX Technologies, Inc., 5.375%, Due 7/15/2026D	14,970,000	14,520,900
Engility Corp., 8.875%, Due 9/1/2024	16,705,000	18,020,518
JPW Industries Holding Corp., 9.000%, Due 10/1/2024D	11,765,000	11,882,650
Kratos Defense & Security Solutions, Inc., 6.500%, Due 11/30/2025D	17,812,000	18,346,360
LSB Industries, Inc., 9.625%, Due 5/1/2023D	10,970,000	11,216,825
Multi-Color Corp., 4.875%, Due 11/1/2025D	16,180,000	14,521,550

		100,562,837

Technology—4.11%
DynCorp International, Inc., 11.875%, Due 11/30/2020, PIK (in-kind rate 1.500%)	18,061,330	18,738,630
Leidos, Inc.,
7.125%, Due 7/1/2032	10,336,000	11,085,360
5.500%, Due 7/1/2033	6,996,000	6,329,894
Qorvo, Inc., 5.500%, Due 7/15/2026D	11,721,000	11,369,370

		47,523,254

Total Corporate Obligations (Cost $669,051,654)		640,569,672

CONVERTIBLE OBLIGATIONS—1.75%
Communications—1.42%
Gogo, Inc., 6.000%, Due 5/15/2022D	17,360,000	16,487,782

Consumer, Cyclical—0.33%
Titan Machinery, Inc., 3.750%, Due 5/1/2019	3,830,000	3,782,025

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

		Principal Amount*	Fair Value
CONVERTIBLE OBLIGATIONS—1.75% (continued)
Total Convertible Obligations (Cost $21,138,483)			$20,269,807

FOREIGN CORPORATE OBLIGATIONS—36.30%
Basic Materials—2.26%
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022D		$18,820,000	18,867,050
Largo Resources Ltd., 9.250%, Due 6/1/2021D		6,974,000	7,252,960

			26,120,010

Communications—0.62%
Virgin Media Finance PLC, 6.000%, Due 10/15/2024D		7,400,000	7,187,250

Consumer, Cyclical—5.75%
Codere Finance 2 Luxembourg S.A., 7.625%, Due 11/1/2021D		6,095,000	5,179,531
Gol Finance, Inc., 7.000%, Due 1/31/2025D		14,935,000	13,105,612
Ladbrokes Group Finance PLC, 5.125%, Due 9/8/2023E	GBP	12,800,000	16,677,392
Servicios Corporativos Javer S.A.B. de C.V., 9.875%, Due 4/6/2021D		7,673,000	7,663,485
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC, 7.000%, Due 7/15/2026D		12,130,000	12,084,512
Viking Cruises Ltd., 5.875%, Due 9/15/2027D		12,650,000	11,891,000

			66,601,532

Consumer, Non-Cyclical—8.19%
Clearwater Seafoods, Inc., 6.875%, Due 5/1/2025D		15,885,000	15,170,175
IHS Markit Ltd., 5.000%, Due 11/1/2022D		14,819,000	15,087,224
J.C. Penney Corp., Inc., 5.875%, Due 7/15/2024D		20,840,000	20,475,300
Minerva Luxembourg S.A., 6.500%, Due 9/20/2026D		13,525,000	12,324,656
Nova Austral S.A., 8.250%, Due 5/26/2021D E		17,400,000	16,356,139
Nueva Pescanova, S.L.,
3.000%, Due 5/23/2024, Tranche AA K	EUR	430,439	380,094
1.000%, Due 5/23/2029, PIK (in-kind rate 1.000%) Tranche BA F K	EUR	627,216	305,331
1.000%, Due 5/23/2034, PIK (in-kind rate 1.000%) Tranche CA F K	EUR	5,115,911	868,759
Ritchie Bros Auctioneers, Inc., 5.375%, Due 1/15/2025D		14,095,000	13,830,719

			94,798,397

Energy—7.54%
Athabasca Oil Corp., 9.875%, Due 2/24/2022D		18,722,000	16,568,970
Baytex Energy Corp.,
5.125%, Due 6/1/2021D		6,649,000	6,366,418
5.625%, Due 6/1/2024D		14,660,000	12,717,550
CES Energy Solutions Corp., 6.375%, Due 10/21/2024D	CAD	13,567,000	9,623,977
MEG Energy Corp., 7.000%, Due 3/31/2024D		30,283,000	28,352,459
OKEA AS., 8.886%, Due 6/28/2023, (3-mo. LIBOR + 6.50)E G		13,100,000	13,624,000

			87,253,374

Financial—1.33%
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.500%, Due 12/15/2022D		15,695,000	15,381,100

Industrial—9.40%
ATS Automation Tooling Systems, Inc., 6.500%, Due 6/15/2023D		17,494,000	17,887,615
Borealis Finance LLC, 7.500%, Due 11/16/2022D		11,860,000	11,326,300
Diana Shipping, Inc., 9.500%, Due 9/27/2023		8,550,000	8,250,750
Eagle Bulk Shipco LLC, 8.250%, Due 11/28/2022		14,805,179	14,435,049
MPC Container Ships Invest B.V., 7.116%, Due 9/22/2022, (3-mo. LIBOR + 4.75)E G		14,800,000	15,229,200
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc., 8.125%, Due 11/15/2021D		17,425,000	13,678,625
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 11.250%, Due 8/15/2022D		16,545,000	13,070,550

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

		Principal Amount*	Fair Value
FOREIGN CORPORATE OBLIGATIONS—36.30% (continued)
Industrial—9.40% (continued)
Scorpio Tankers, Inc., 3.000%, Due 5/15/2022		$17,966,000	$14,847,911

			108,726,000

Utilities—1.21%
Stoneway Capital Corp., 10.000%, Due 3/1/2027D		15,634,686	14,032,130

Total Foreign Corporate Obligations (Cost $435,854,067)			420,099,793

FOREIGN SOVEREIGN OBLIGATIONS—2.41%
Hellenic Republic Government Bond, 3.000%, Due 2/24/2023, Series PSIE F H	EUR	18,685,000	21,043,507
Mexican Bonos, 6.500%, Due 6/10/2021, Series M	MXN	147,500,000	6,891,728

Total Foreign Sovereign Obligations (Cost $26,822,429)			27,935,235

		Shares
SHORT-TERM INVESTMENTS—0.32% (Cost $3,653,450)
Investment Companies—0.32%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.13%I J		3,653,450	3,653,450

TOTAL INVESTMENTS—98.32% (Cost $1,182,558,655)			1,137,691,466
OTHER ASSETS, NET OF LIABILITIES—1.68%			19,497,467

TOTAL NET ASSETS—100.00%			$1,157,188,933

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Value was determined using significant unobservable inputs.
B	Non-income producing security.
C	Fixed Rate.
D

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $739,800,865 or 63.93% of net assets. The Fund has no right to demand registration of these securities.

E

Reg S—Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

F	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
G

Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on November 30, 2018.

H

Step Up/Down—A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at November 30, 2018. The maturity date disclosed represents the final maturity date.

I	The Fund is affiliated by having the same investment advisor.
J	7-day yield.
K	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,554,184 or 0.13% of net assets.

LIBOR—London Interbank Offer Rate.

LLC—Limited Liability Company.

LP—Limited Partnership.

PIK – Payment in Kind.

PLC—Public Limited Company.

Short Futures Contracts Open on November 30, 2018:

Currency Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	213	December 2018	$(17,409,723)	$(16,974,769)	$434,954
Canadian Dollar Currency Futures	130	December 2018	(10,029,504)	(9,784,450)	245,054
Euro Currency Futures	166	December 2018	(24,313,825)	(23,493,150)	820,675

			$(51,753,052)	$(50,252,369)	$1,500,683

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

Glossary:

Currency Abbreviations:

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2018, the investments were classified as described below:

SiM High Yield Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$10,794,101	$—	$409,097	$11,203,198
Preferred Stocks	2,252,686	—	—	2,252,686
Bank Loan Obligations	—	11,707,625	—	11,707,625
Corporate Obligations	—	640,569,672	—	640,569,672
Convertible Obligations	—	20,269,807	—	20,269,807
Foreign Corporate Obligations	—	418,545,609	1,554,184	420,099,793
Foreign Sovereign Obligations	—	27,935,235	—	27,935,235
Short-Term Investments	3,653,450	—	—	3,653,450

Total Investments in Securities—Assets	$16,700,237	$1,119,027,948	$1,963,281	$1,137,691,466

Financial Derivative Instruments—Assets
Futures Contracts	$1,500,683	$—	$—	$1,500,683

Total Financial Derivative Instruments—Assets	$1,500,683	$—	$—	$1,500,683

U.S. GAAP requires transfers between any levels to level 3 to be disclosed. During the period ended November 30, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2018	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 11/30/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$454,404	$—	$—	$—	$—	$(45,307)	$—	$—	$409,097	$(45,307)
Foreign Corporate Obligations	1,593,515	—	—	20,370	—	(59,701)	—	—	1,554,184	(59,702)

	$2,047,919	$—	$—	$20,370	$—	$(105,008)	$—	$—	$1,963,281	$(105,009)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

The common stock and foreign corporate obligations were received from a bankruptcy restructuring. They were fair valued based on single broker quotes, therefore, classified as Level 3 securities due to the use of significant unobservable inputs. The use of single broker quotes for valuation was a change from the prior period. The valuation methods were changed to better reflect fair values for these securities. The valuation method for the common stock was changed from private quotes to quotes from a single broker. The valuation method for the foreign corporate obligations was changed from enterprise value derived from discounted cash flow analysis to single broker quotes.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
MEG Energy Corp., 7.000%, Due 3/31/2024		2.5
California Resources Corp., 8.000%, Due 12/15/2022		2.1
Hellenic Republic Government Bond, 3.000%, Due 2/24/2023, Series PSI		1.8
J.C. Penney Corp., Inc., 5.875%, Due 7/15/2024		1.8
Denbury Resources, Inc., 5.500%, Due 5/1/2022		1.7
MEDNAX, Inc., 5.250%, Due 12/1/2023		1.7
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023		1.6
DynCorp International, Inc., 11.875%, Due 11/30/2020, PIK (in-kind rate 1.500%)		1.6
Gartner, Inc., 5.125%, Due 4/1/2025		1.6
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022		1.6

Total Fund Holdings	91

Sector Allocation (% Investments)
Consumer, Non-Cyclical		30.0
Industrial		18.5
Energy		15.7
Consumer, Cyclical		12.8
Communications		7.2
Technology		4.2
Basic Materials		4.0
Financial		2.6
Foreign Sovereign Obligations		2.5
Utilities		1.2
Consumer		1.0
Materials		0.3

Country Allocation (% Fixed Income)
United States		66.7
Canada		15.5
Greece		2.6
Brazil		2.3
United Kingdom		2.1
Chile		1.5
Luxembourg		1.5
Netherlands		1.4
Argentina		1.3
Mexico		1.3
Monaco		1.3
Norway		1.2
Supranatural		1.2
Spain		0.1

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—0.01%
Consumer Discretionary—0.01%
Diversified Consumer Services—0.01%
Tweddle Group, Inc.A B J	2,722	$148,244

Financials—0.00%
Diversified Financial Services—0.00%
RCS 2L EscrowA B J	667	—

Information Technology—0.00%
Internet Software & Services—0.00%
Answers Corp.B	23	40
Answers Holdings, Inc.B	4,206	7,361

		7,401

Total Information Technology		7,401

Total Common Stocks (Cost $208,608)		155,645

WARRANTS—0.00% (Cost $0)
Materials—0.00%
Euramax Holdings, Inc.A B J	20	—

	Principal Amount
BANK LOAN OBLIGATIONSC—87.63%
Basic Materials—5.10%
4L Technologies, Inc., 6.849%, Due 5/8/2020, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	$11,817,457	11,433,390
Albaugh LLC, 5.845%, Due 12/23/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	1,095,473	1,091,025
Archroma Finance S.a.r.l., 6.670%, Due 8/11/2024, USD 2017 Term Loan B2, (3-mo. LIBOR + 4.250%)	1,983,960	1,977,353
Atkore International, Inc., 5.140%, Due 12/22/2023, 2016 1st Lien Term Loan, (3-mo. LIBOR + 2.750%)	4,962,500	4,863,250
Caraustar Industries, Inc., 7.886%, Due 3/14/2022, 2017 Term Loan B, (3-mo. LIBOR + 5.500%)	3,020,005	3,011,821
Concrete Pumping Holdings, Inc., Due 12/8/2025, Term Loan	880,000	853,600
Cyanco Intermediate Corp., 5.849%, Due 3/16/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	8,589,835	8,493,199
Distribution International, Inc., 7.390%, Due 12/15/2021, New Term Loan, (3-mo. LIBOR + 5.000%)	1,093,479	984,131
DuBois Chemicals, Inc., 5.595%, Due 3/15/2024, 2017 1st Lien Term Loan B, (1-mo. LIBOR + 3.250%)	2,994,000	2,949,090
Forterra Finance LLC, 5.345%, Due 10/25/2023, 2017 Term Loan B, (1-mo. LIBOR + 3.000%)	4,919,898	4,489,407
Messer Industries LLC, 5.277%, Due 10/1/2025, 2018 USD Term Loan, (1-mo. LIBOR + 2.500%)D	18,904,000	18,608,720
New Arclin U.S. Holding Corp.,
5.886%, Due 2/14/2024, 2018 Term Loan, (3-mo. LIBOR + 3.500%)	5,928,709	5,847,189
11.136%, Due 2/14/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 8.750%)	2,720,000	2,720,000
OCI Beaumont LLC, 6.386%, Due 2/14/2025, 2018 Term Loan, (3-mo. LIBOR + 4.000%)	10,494,853	10,521,090
Phoenix Services International LLC, 6.065%, Due 3/1/2025, Term Loan, (1-mo. LIBOR + 3.750%)	7,960,000	7,890,350
Polymer Additives, Inc., 8.349%, Due 7/31/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 6.000%)	7,336,000	6,969,200
Schenectady International Group, Inc., 7.186%, Due 10/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	4,906,000	4,820,145
Starfruit Finco B.V, 5.549%, Due 10/1/2025, 2018 USD Term Loan B, (1-mo. LIBOR + 3.250%)	5,357,000	5,276,645
Tensar Corp., 7.136%, Due 7/9/2021, Term Loan, (3-mo. LIBOR + 4.750%)	705,082	690,981
Vantage Specialty Chemicals, Inc.,
5.845%, Due 10/28/2024, 2017 1st Lien Term Loan, (2-mo. LIBOR + 3.500%)	6,220,533	6,189,430

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Basic Materials—5.10% (continued)
Vantage Specialty Chemicals, Inc. (continued)
10.777%, Due 10/27/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	$5,146,000	$5,146,000
Vectra Co., 9.595%, Due 3/8/2026, 2nd Lien Term Loan, (1-mo. LIBOR + 7.250%)	2,397,000	2,385,015
Zep, Inc., 6.386%, Due 8/12/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	4,181,421	3,883,495

		121,094,526

Consumer—14.55%
8th Avenue Food & Provisions, Inc., 6.049%, Due 10/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	5,000,000	4,991,650
ABG Intermediate Holdings LLC, 5.849%, Due 9/26/2024, 2017 1st Lien Add-On Term Loan, (1-mo. LIBOR + 3.500%)	15,116,374	14,974,734
Alphabet Holding Co., Inc., 5.845%, Due 9/26/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	2,121,246	1,983,365
American Bath Group LLC, 12.136%, Due 9/27/2024, 2016 2nd Lien Term Loan, (3-mo. LIBOR + 9.750%)	537,000	542,370
AP Gaming I LLC, 5.845%, Due 2/15/2024, 2018 Incremental Term Loan, (1-mo. LIBOR + 3.500%)	6,056,124	6,040,983
AP NMT Acquisition BV, 8.148%, Due 8/13/2021, USD 1st Lien Term Loan, (3-mo. LIBOR + 5.750%)	4,826,748	4,739,288
APX Group, Inc., 7.495%, Due 3/31/2024, 2018 Term Loan B, (2-mo. LIBOR + 5.000%)	5,686,000	5,600,710
ASP Unifrax Holdings, Inc.,
Due 10/10/2025, Term Loan BD	5,993,000	5,933,070
Due 11/5/2026, 2nd Lien Term LoanD	5,982,000	5,742,720
Badger Buyer Corp., 5.845%, Due 9/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	2,085,942	2,054,653
Bulldog Purchaser, Inc.,
1.875%, Due 8/22/2025, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 1.875%)E	2,209,076	2,184,224
6.095%, Due 8/22/2025, 2018 Term Loan, (1-mo. LIBOR + 3.750%)	8,059,924	7,986,014
Due 8/21/2026, 2018 2nd Lien Delayed Draw Term LoanE	571,658	569,160
10.095%, Due 9/4/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 7.750%)	1,099,342	1,094,538
Caesars Resort Collection LLC, 5.095%, Due 12/22/2024, 2017 1st Lien Term Loan B, (1-mo. LIBOR + 2.750%)	2,350,203	2,306,559
Comet Acquisition, Inc., 6.277%, Due 10/24/2025, Term Loan, (3-mo. LIBOR + 3.500%)	2,000,000	1,985,840
Comet Bidco Ltd., 7.707%, Due 9/30/2024, 2018 USD Term Loan B, (1-mo. LIBOR + 5.000%)	4,899,380	4,807,517
Corsair Components, Inc., 7.136%, Due 9/6/2024, 2017 1st Lien Term Loan B, (3-mo. LIBOR + 4.750%)	1,576,090	1,560,329
Crown Finance US, Inc., 4.845%, Due 2/28/2025, 2018 USD Term Loan, (1-mo. LIBOR + 2.500%)	12,280,068	12,041,343
Del Frisco’s Restaurant Group, Inc., 8.250%, Due 6/27/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 6.000%)	7,858,305	7,465,390
Deluxe Entertainment Services Group, Inc., 8.027%, Due 2/28/2020, Term Loan 2014, (3-mo. LIBOR + 5.500%)	11,768,872	10,248,687
Dhanani Group, Inc., 6.095%, Due 7/20/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	7,915,163	7,811,316
DHX Media Ltd., 6.095%, Due 12/29/2023, Term Loan B, (1-mo. LIBOR + 3.750%)	6,972,960	6,816,068
Financial & Risk US Holdings, Inc., 6.095%, Due 10/1/2025, 2018 USD Term Loan, (1-mo. LIBOR + 3.750%)	25,046,000	24,370,760
Fogo de Chao Churrascaria Holdings LLC, 6.595%, Due 4/5/2025, 2018 Add On Term Loan, (1-mo. LIBOR + 4.250%)	6,982,500	6,965,044
G-III Apparel Group Ltd., 7.563%, Due 12/1/2022, Term Loan B, (1-mo. LIBOR + 5.250%)	1,304,571	1,311,094
Give & Go Prepared Foods Corp., 6.636%, Due 7/29/2023, 2017 1st Lien Add-On Term Loan, (3-mo. LIBOR + 4.250%)	9,627,524	8,552,419
Global Eagle Entertainment, Inc., 10.020%, Due 1/6/2023, 1st Lien Term Loan, (6-mo. LIBOR + 7.500%)	16,173,051	16,294,348
GOBP Holdings, Inc.,
6.095%, Due 10/18/2025, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	3,385,000	3,370,885
9.595%, Due 10/22/2026, 2nd Lien Term Loan, (1-mo. LIBOR + 7.250%)	3,000,000	2,985,000

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Consumer—14.55% (continued)
Hearthside Food Solutions LLC,
6.032%, Due 5/23/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.687%)	$7,543,095	$7,335,660
6.315%, Due 5/31/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 4.000%)	1,659,000	1,638,262
Holley Purchaser, Inc., 7.508%, Due 10/24/2025, Term Loan B, (3-mo. LIBOR + 5.000%)	2,000,000	1,960,000
International Textile Group, Inc.,
7.299%, Due 5/1/2024, 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	3,491,044	3,456,133
11.299%, Due 5/1/2025, 2nd Lien Term Loan, (1-mo. LIBOR + 9.000%)	4,347,000	4,303,530
Intrawest Resorts Holdings, Inc., 5.349%, Due 7/31/2024, Term Loan B1, (1-mo. LIBOR + 3.000%)	9,157,001	9,065,431
Laureate Education, Inc., 6.027%, Due 4/26/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	6,470,358	6,446,094
Leslie’s Poolmart, Inc., 5.845%, Due 8/16/2023, 2016 Term Loan, (1-mo. LIBOR + 3.500%)	9,746,586	9,605,261
Lifetime Brands, Inc., 5.845%, Due 2/28/2025, Term Loan B, (1-mo. LIBOR + 3.500%)	4,637,000	4,602,222
Mavis Tire Express Services Corp.,
5.556%, Due 3/20/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	3,150,304	3,103,049
5.556%, Due 3/20/2025, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 3.250%)E	506,726	499,125
Mohegan Tribal Gaming Authority, 6.345%, Due 10/13/2023, 2016 Term Loan B, (1-mo. LIBOR + 4.000%)	11,722,608	10,657,843
NPC International, Inc., 5.845%, Due 4/19/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	6,885,838	6,558,760
P.F. Chang’s China Bistro, Inc., 7.671%, Due 8/18/2022, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	2,724,480	2,669,990
Polyconcept Investments B.V., 6.095%, Due 8/16/2023, USD 2016 Term Loan B, (1-mo. LIBOR + 3.750%)	2,729,465	2,708,994
ProQuest LLC, 5.595%, Due 10/24/2021, New Term Loan B, (1-mo. LIBOR + 3.250%)	5,142,680	5,127,664
PSC Industrial Holdings Corp., 10.810%, Due 10/3/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	3,025,000	2,994,750
PT Intermediate Holdings III LLC, 6.386%, Due 12/7/2024, 1st Lien Term Loan B, (3-mo. LIBOR + 4.000%)	5,007,163	4,969,609
Q Holding Co., 7.345%, Due 12/16/2021, Term Loan B, (1-mo. LIBOR + 5.000%)	6,169,133	6,138,287
Raley’s, 7.595%, Due 5/18/2022, Term Loan, (1-mo. LIBOR + 5.250%)	535,077	532,402
Recess Holdings, Inc.,
6.136%, Due 9/29/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	1,989,693	1,964,822
10.146%, Due 9/29/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 7.750%)	2,367,000	2,295,990
Rodan & Fields LLC, 6.307%, Due 6/6/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.000%)	8,977,500	8,214,412
SIWF Holdings, Inc., 10.803%, Due 5/15/2026, 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	3,000,000	2,820,000
Staples, Inc., 6.541%, Due 9/12/2024, 2017 Term Loan B, (3-mo. LIBOR + 4.000%)	7,494,136	7,364,562
Stratose Intermediate Holdings II LLC, 5.595%, Due 6/22/2023, 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	2,849,437	2,838,752
TGP Holdings III LLC,
6.636%, Due 9/25/2024, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	7,862,192	7,685,293
10.886%, Due 9/25/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	3,473,000	3,412,222
Thor Industries, Inc., Due 10/30/2025, USD Term Loan BD	2,000,000	1,970,000
TouchTunes Interactive Networks, Inc.,
7.095%, Due 5/28/2021, Incremental Term Loan, (1-mo. LIBOR + 4.750%)A	1,477,099	1,477,099
7.095%, Due 5/29/2021, 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	883,805	883,805
United Natural Foods, Inc., 6.595%, Due 10/22/2025, Term Loan B, (1-mo. LIBOR + 4.250%)	20,000,000	18,225,000
USS Ultimate Holdings, Inc., 6.095%, Due 8/25/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	4,712,148	4,629,686
Winnebago Industries, Inc., 5.817%, Due 11/8/2023, 2017 Term Loan, (3-mo. LIBOR + 3.500%)	4,260,533	4,196,625

		345,681,412

Defense—0.29%
MacDonald, Dettwiler and Associates Ltd., 5.148%, Due 10/4/2024, Term Loan B, (3-mo. LIBOR + 2.750%)	2,438,593	2,314,371

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Defense—0.29% (continued)
MB Aerospace Holdings, Inc., 5.845%, Due 1/22/2025, 2017 Term Loan, (1-mo. LIBOR + 3.500%)	$4,490,070	$4,475,118

		6,789,489

Energy—2.24%
BCP Renaissance Parent LLC, 6.027%, Due 10/31/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	2,673,300	2,651,593
California Resources Corp., 7.065%, Due 12/31/2022, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	6,507,000	6,544,936
EG Finco Ltd., 10.386%, Due 4/20/2026, 2018 USD 2nd Lien Term Loan, (3-mo. LIBOR + 8.000%)	8,986,000	8,884,907
EG Finco Ltd., 6.386%, Due 2/7/2025, 2018 USD Term Loan, (3-mo. LIBOR + 4.000%)	10,949,315	10,812,449
EG Group Ltd., 6.386%, Due 2/7/2025, 2018 USD Term Loan B, (3-mo. LIBOR + 4.000%)	1,194,000	1,179,075
McDermott Technology Americas, Inc., 7.345%, Due 5/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	4,606,862	4,414,894
Natgasoline LLC, 6.250%, Due 10/31/2025, Term Loan B, (3-mo. LIBOR + 3.500%)	7,473,000	7,454,317
Navios Maritime Midstream Partners LP, 6.840%, Due 6/18/2020, Term Loan B, (3-mo. LIBOR + 4.500%)	73,530	70,773
Seadrill Partners Finco LLC, 8.386%, Due 2/21/2021, Term Loan B, (3-mo. LIBOR + 6.000%)	4,429,257	3,784,534
Southcross Energy Partners LP, 6.636%, Due 8/4/2021, 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	7,480,846	6,686,006
Traverse Midstream Partners LLC, 6.600%, Due 9/27/2024, 2017 Term Loan, (6-mo. LIBOR + 4.000%)	804,000	799,313

		53,282,797

Financial—9.25%
AIS Holdco LLC, 7.353%, Due 8/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	2,524,000	2,498,760
AmeriLife Group LLC,
7.087%, Due 6/18/2022, 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	1,447,568	1,443,949
11.095%, Due 1/10/2023, 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	203,000	191,835
Aretec Group, Inc., 6.595%, Due 10/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	7,486,001	7,439,214
Asurion LLC,
5.345%, Due 11/3/2024, 2018 Term Loan B7, (1-mo. LIBOR + 3.000%)	12,535,788	12,394,760
8.845%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	8,276,000	8,427,699
Citco Funding LLC, 4.845%, Due 9/28/2023, 2017 Term Loan, (1-mo. LIBOR + 2.500%)	6,464,767	6,432,443
Confie Seguros Holding II Co.,
7.957%, Due 4/19/2022, 2016 Term Loan B, (1-mo. LIBOR + 5.250%)	13,408,165	13,354,532
10.807%, Due 10/31/2025, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	6,901,000	6,820,465
DTZ U.S. Borrower LLC, 5.595%, Due 8/21/2025, 2018 Add On Term Loan B, (1-mo. LIBOR + 3.250%)	12,541,000	12,341,096
Edelman Financial Center LLC,
5.686%, Due 7/21/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	14,657,000	14,519,664
9.186%, Due 7/20/2026, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 6.750%)	4,935,000	4,860,975
Focus Financial Partners LLC, 4.845%, Due 7/3/2024, 2018 Incremental Term Loan, (1-mo. LIBOR + 2.500%)	4,834,883	4,774,447
Forest City Enterprises LP, Due 10/24/2025, Term Loan BD	4,000,000	4,005,000
GGP, Inc., 4.849%, Due 8/27/2025, 1st Lien Term Loan B, (1-mo. LIBOR + 2.500%)	11,000,000	10,638,540
Grosvenor Capital Management Holdings, LLP, 5.095%, Due 3/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.750%)	7,547,707	7,516,234
Guggenheim Partners LLC, 5.095%, Due 7/21/2023, 2016 Term Loan, (1-mo. LIBOR + 2.750%)	12,552,006	12,523,262
Higginbotham Insurance Agency, Inc., 6.095%, Due 12/19/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	6,279,548	6,059,763
Hudson River Trading LLC, 5.845%, Due 4/3/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 3.500%)	5,292,405	5,285,790

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Financial—9.25% (continued)
Hyperion Insurance Group Ltd., 5.875%, Due 12/20/2024, 2017 Repriced Term Loan, (1-mo. LIBOR + 3.500%)	$13,579,065	$13,485,777
Jane Street Group LLC, 5.391%, Due 8/25/2022, 2018 Term Loan B, (2-mo. LIBOR + 3.000%)	17,890,580	17,722,945
Kestra Financial, Inc., 6.636%, Due 6/15/2022, Term Loan, (3-mo. LIBOR + 4.250%)	2,933,830	2,919,161
Lightstone Generation LLC,
6.095%, Due 1/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	5,341,579	5,170,221
6.095%, Due 1/30/2024, 2018 Term Loan C, (1-mo. LIBOR + 3.750%)	286,892	277,689
Mayfield Agency Borrower, Inc.,
6.345%, Due 2/28/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	10,935,892	10,826,533
10.845%, Due 3/2/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	6,119,000	6,057,810
PSAV Holdings LLC, 9.777%, Due 9/1/2025, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 7.250%)	4,364,000	4,254,900
St. Georges University,
3.500%, Due 6/21/2025, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 3.500%)E	2,323,288	2,311,672
5.850%, Due 6/21/2025, 2018 1st Lien Term Loan B, (1-mo. LIBOR + 3.500%)	7,467,712	7,430,373
StepStone Group LP, 6.349%, Due 3/14/2025, Term Loan B, (1-mo. LIBOR + 4.000%)	2,840,725	2,826,521
Stiphout Finance LLC, 5.345%, Due 10/26/2022, USD 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	4,961,767	4,862,532

		219,674,562

Health Care—6.69%
21st Century Oncology Holdings, Inc., 8.565%, Due 1/16/2023, Exit Term Loan, (3-mo. LIBOR + 6.125%)	2,573,214	2,364,141
ABB Concise Optical Group LLC, 7.306%, Due 6/15/2023, 2016 Term Loan B, (1-mo. LIBOR + 5.000%)	241,839	240,932
Air Methods Corp., 5.886%, Due 4/21/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	9,273,000	7,880,103
Amneal Pharmaceuticals LLC, 5.875%, Due 5/4/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	7,921,462	7,889,776
Athletico Management LLC, 5.799%, Due 10/31/2025, Term Loan B, (3-mo. LIBOR + 3.500%)	2,000,000	2,008,760
Auris Luxembourg III S.a.r.l., Due 7/20/2025, 2018 USD Term Loan B	9,697,000	9,654,624
Avantor, Inc., 6.072%, Due 11/21/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	15,218,003	15,192,589
BW NHHC Holdco, Inc., 7.303%, Due 5/15/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	1,626,923	1,598,451
CCS-CMGC Holdings, Inc., 7.845%, Due 9/20/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.500%)	5,000,000	4,958,350
FHC Health Systems, Inc., 6.345%, Due 12/23/2021, 2014 Term Loan, (1-mo. LIBOR + 4.000%)	144,235	121,879
Gentiva Health Services, Inc., 6.125%, Due 7/2/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	7,836,633	7,817,042
Global Medical Response, Inc., 6.556%, Due 3/14/2025, 2017 Term Loan B2, (1-mo. LIBOR + 4.250%)	7,838,181	7,598,176
Innoviva, Inc., 7.146%, Due 8/11/2022, 2017 Term Loan B, (3-mo. LIBOR + 4.500%)	357,500	357,500
Lifescan Global Corp.,
8.396%, Due 9/27/2024, 2018 1st Lien Term Loan, (3-mo. LIBOR + 6.000%)	8,486,000	8,128,909
11.896%, Due 10/1/2025, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 9.500%)	4,506,000	4,235,640
Matrix Medical Network of Arizona LLC, 7.057%, Due 2/7/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.750%)	8,667,278	8,656,443
MDVIP, Inc., 6.556%, Due 11/8/2024, 2017 Term Loan, (1-mo. LIBOR + 4.250%)	2,283,743	2,266,615
Onex TSG Holdings II Corp., 6.345%, Due 7/31/2022, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	8,525,617	8,440,361
Premise Health Holding Corp.,
1.000%, Due 7/10/2025, 2018 1st Lien Delayed Draw Term Loan, (1-mo. LIBOR + 1.000%)E	391,699	392,678
6.136%, Due 7/10/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	4,935,601	4,947,940
Quorum Health Corp., 9.095%, Due 4/29/2022, Term Loan B, (1-mo. LIBOR + 6.750%)	1,861,607	1,867,434

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Health Care—6.69% (continued)
RegionalCare Hospital Partners Holdings, Inc., 7.129%, Due 11/16/2025, 2018 Term Loan B, (3-mo. LIBOR + 4.500%)	$37,455,000	$36,787,927
Select Medical Corp., 4.810%, Due 3/6/2025, 2017 Term Loan B, (1-mo. LIBOR + 2.500%)	7,959,596	7,880,000
U.S. Renal Care, Inc., 6.648%, Due 12/30/2022, 2015 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)D	4,892,000	4,814,951
VVC Holding Corp., 6.686%, Due 7/9/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	2,457,000	2,420,145
YI LLC,
6.386%, Due 11/7/2024, 2017 1st Lien Delayed Draw Term Loan, (3-mo. LIBOR + 4.000%)	79,232	79,034
6.386%, Due 11/7/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	315,218	314,430

		158,914,830

Manufacturing—10.85%
Advanced Integration Technology LP, 7.457%, Due 4/3/2023, 2017 Term Loan B, (1-mo. LIBOR + 4.750%)	5,244,578	5,218,356
Airxcel, Inc.,
6.845%, Due 4/28/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	9,361,538	8,975,374
11.095%, Due 4/27/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	5,353,000	5,085,350
Aleris International, Inc., 7.245%, Due 2/27/2023, 2018 Term Loan, (2-mo. LIBOR + 4.750%)	6,652,328	6,687,651
American Bath Group LLC, 6.636%, Due 9/30/2023, 2018 Term Loan B, (3-mo. LIBOR + 4.250%)	4,862,712	4,765,458
ASG Technologies Group, Inc., 5.845%, Due 7/31/2024, 2018 Term Loan, (1-mo. LIBOR + 3.500%)	8,332,467	8,165,818
Associated Asphalt Partners LLC, 7.595%, Due 4/5/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.250%)	5,921,696	5,810,664
Big Ass Fans LLC, 6.136%, Due 5/21/2024, 2018 Term Loan, (3-mo. LIBOR + 3.750%)	9,824,452	9,793,800
Bright Bidco B.V., 5.845%, Due 6/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	19,258,971	18,392,317
Brookfield WEC Holdings, Inc.,
6.095%, Due 8/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	3,466,000	3,454,077
9.095%, Due 8/3/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 6.750%)	685,000	689,281
Chef’s Warehouse Leasing Co. LLC, 5.840%, Due 6/22/2022, 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	606,696	605,937
Commercial Vehicle Group, Inc., 8.345%, Due 4/12/2023, Term Loan B, (1-mo. LIBOR + 6.000%)	2,831,656	2,831,656
Constellis Holdings LLC,
7.386%, Due 4/21/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	7,159,131	7,015,948
11.386%, Due 4/21/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 9.000%)	5,861,000	5,707,149
Covia Holdings Corp., 6.136%, Due 6/1/2025, Term Loan, (3-mo. LIBOR + 3.750%)	5,295,728	4,226,679
DAE Aviation Holdings, Inc., 6.090%, Due 7/7/2022, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	948,224	944,839
DexKo Global, Inc., 5.845%, Due 7/24/2024, 2018 USD Term Loan, (1-mo. LIBOR + 3.500%)	4,807,970	4,761,910
DG Investment Intermediate Holdings, Inc., 5.345%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	14,516,040	14,225,719
GlobalLogic Holdings, Inc.,
1.625%, Due 8/1/2025, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 1.625%)E	1,481,625	1,472,365
5.595%, Due 8/1/2025, 2018 Add On 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	10,371,375	10,306,554
Greenway Health LLC, 6.140%, Due 2/14/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	12,310,767	12,233,825
Innovative Xcessories & Services LLC, 7.070%, Due 11/29/2022, Term Loan B, (1-mo. LIBOR + 4.750%)	7,053,377	7,018,111
LANDesk Group, Inc.,
6.550%, Due 1/20/2024, 2017 Term Loan B, (1-mo. LIBOR + 4.250%)	1,478,733	1,460,707
11.300%, Due 1/20/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 9.000%)	2,828,000	2,709,224
Navios Maritime Partners LP, 7.340%, Due 9/14/2020, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	2,081,253	2,067,371

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Manufacturing—10.85% (continued)
Netsmart Technologies, Inc.
6.095%, Due 4/19/2023, Term Loan D1, (1-mo. LIBOR + 3.750%)	$7,580,246	$7,561,295
10.027%, Due 10/19/2023, 2018 2nd Lien Term Loan B, (3-mo. LIBOR + 7.500%)	354,000	354,000
NN, Inc.,
5.941%, Due 4/2/2021, 2017 Term Loan, (1-mo. LIBOR + 3.250%)D	5,889,347	5,786,284
6.095%, Due 10/19/2022, 2016 Term Loan B, (1-mo. LIBOR + 3.750%)	10,252,622	10,124,464
Novetta Solutions LLC, 7.350%, Due 10/16/2022, 2015 Term Loan, (1-mo. LIBOR + 5.000%)	289,113	283,330
OmniMax International, Inc. (fka Euramax International, Inc.), 2.000%, Due 2/6/2021, Unsecured Term Loan, PIK (in-kind rate 14.000%) (3-mo. LIBOR + 2.000%)A J	358,794	311,612
Oxbow Carbon LLC, 5.845%, Due 1/4/2023, 2017 1st Lien Term Loan B, (1-mo. LIBOR + 3.500%)	1,721,913	1,718,693
PAE Holding Corp., 7.886%, Due 10/20/2022, 1st Lien Term Loan, (3-mo. LIBOR + 5.500%)	5,479,572	5,465,873
PGT, Inc., 5.803%, Due 2/16/2022, 2016 Term Loan, (1-mo. LIBOR + 3.500%)A	1,700,179	1,693,090
Pisces Midco, Inc., 6.175%, Due 4/12/2025, 2018 Term Loan, (3-mo. LIBOR + 3.750%)	10,324,125	10,091,832
PLZ Aeroscience Corp., 5.896%, Due 7/31/2022, USD Term Loan, (3-mo. LIBOR + 3.500%)	4,226,420	4,189,439
Q Technologies, Inc., 10.845%, Due 4/14/2023, Term Loan B, (1-mo. LIBOR + 8.500%)A	5,456,754	5,484,037
SiteOne Landscape Supply, Inc., 5.060%, Due 10/29/2024, 2018 Term Loan E, (1-mo. LIBOR + 2.750%)	4,987,500	4,993,734
Springer Science+Business Media Deutschland GmbH, 5.886%, Due 8/15/2022, USD Term Loan B13, (1-mo. LIBOR + 3.500%)	725,548	722,602
Stratus Technologies, Inc., 7.520%, Due 4/28/2021, 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)D	3,672,000	3,658,230
Tenneco, Inc., 5.095%, Due 10/1/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.750%)	6,525,000	6,364,616
Transplace Holdings, Inc., 6.053%, Due 10/7/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	6,908,880	6,871,433
TRC Companies, Inc., 5.845%, Due 6/21/2024, Term Loan, (1-mo. LIBOR + 3.500%)	4,785,660	4,776,711
TurboCombustor Technology, Inc., 6.845%, Due 12/2/2020, New Term Loan B, (1-mo. LIBOR + 4.500%)	7,461,562	7,107,138
U.S. Silica Co., 6.375%, Due 5/1/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.000%)	5,225,443	4,634,968
VIP Cinema Holdings, Inc., 8.350%, Due 3/1/2023, USD Term Loan B, (1-mo. LIBOR + 6.000%)	3,940,500	3,891,244
Werner FinCo LP, 6.299%, Due 7/24/2024, 2017 Term Loan, (1-mo. LIBOR + 4.000%)	7,181,522	6,930,169

		257,640,934

Media—1.40%
Allen Media LLC, 9.207%, Due 8/30/2025, 2018 Term Loan B, (3-mo. LIBOR + 6.500%)	4,031,000	3,915,109
AppLovin Corp., 6.194%, Due 8/15/2025, 2018 Term Loan B, (3-mo. LIBOR + 3.750%)	12,124,000	12,063,380
Extreme Reach, Inc.,
8.600%, Due 2/7/2020, 1st Lien Term Loan, (1-mo. LIBOR + 6.250%)	362,145	359,429
12.315%, Due 1/24/2021, 2nd Lien Term Loan, (1-mo. LIBOR + 10.000%)	1,717,000	1,680,514
Metro-Goldwyn-Mayer, Inc., 4.850%, Due 7/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.500%)	6,092,000	6,031,080
Screenvision LLC, 7.136%, Due 6/28/2025, 2018 Term Loan, (3-mo. LIBOR + 4.750%)	3,484,000	3,292,380
SurveyMonkey, Inc., 6.100%, Due 4/13/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	3,539,823	3,522,124
WeddingWire, Inc., Due 11/8/2025, Term LoanD	2,439,000	2,420,707

		33,284,723

Service—17.61%
Access CIG LLC,
3.750%, Due 2/27/2025, 2018 Delayed Draw Term Loan, (3-mo. LIBOR + 3.750%)E	1,270,999	1,268,457
6.457%, Due 2/27/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	10,149,996	10,129,696
Alvogen Pharma US, Inc., 7.090%, Due 4/2/2022, 2018 Term Loan B, (1-mo. LIBOR + 4.750%)	1,964,300	1,934,011
ASP MCS Acquisition Corp., 7.136%, Due 5/18/2024, Term Loan B, (3-mo. LIBOR + 4.750%)	7,432,392	6,075,981
Aveanna Healthcare LLC, 6.595%, Due 3/18/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	7,338,047	7,099,560
Blount International, Inc., 6.095%, Due 4/12/2023, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	5,970,000	5,950,120

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Service—17.61% (continued)
Blucora, Inc., 5.345%, Due 5/22/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.000%)	$1,575,867	$1,567,987
Boing US Holdco, Inc.,
5.839%, Due 10/3/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	8,056,739	8,006,384
10.089%, Due 10/3/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 7.500%)	7,497,000	7,365,802
Brand Energy & Infrastructure Services, Inc., 6.759%, Due 6/21/2024, 2017 Term Loan, (3-mo. LIBOR + 4.250%)	12,203,649	11,987,522
Capstone Logistics LLC, 6.818%, Due 10/7/2021, Term Loan B, (1-mo. LIBOR + 4.500%)	1,593,208	1,585,911
CDS U.S. Intermediate Holdings, Inc.,
6.136%, Due 7/8/2022, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	12,655,186	12,022,427
10.636%, Due 7/10/2023, 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	6,095,796	5,303,343
Cengage Learning Acquisitions, Inc., 6.556%, Due 6/7/2023, 2016 Term Loan B, (1-mo. LIBOR + 4.250%)	9,223,000	8,221,659
CH Hold Corp., 5.345%, Due 2/1/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	7,047,970	6,999,551
Chloe OX Parent LLC, 6.886%, Due 12/29/2024, 1st Lien Term Loan, (3-mo. LIBOR + 4.500%)	4,975,000	4,978,134
ConvergeOne Holdings Corp., 6.095%, Due 4/4/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	1,995,000	1,992,506
Cvent, Inc., 6.095%, Due 11/29/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	8,966,940	8,910,897
Deliver Buyer, Inc., 7.707%, Due 5/1/2024, Term Loan B, (3-mo. LIBOR + 5.000%)	12,892,087	12,811,512
Direct ChassisLink, Inc., 8.527%, Due 6/15/2023, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 6.000%)	5,000,000	5,037,500
DTI Holdco, Inc., 7.141%, Due 9/30/2023, 2018 Term Loan B, (2-mo. LIBOR + 4.750%)	9,765,631	9,185,845
Employbridge LLC, 6.945%, Due 4/18/2025, Term Loan B, (3-mo. LIBOR + 4.500%)	10,489,450	10,453,366
Equian LLC, 5.565%, Due 5/20/2024, Add on Term Loan B, (1-mo. LIBOR + 3.250%)	5,944,849	5,900,263
EVO Payments International LLC, 5.600%, Due 12/22/2023, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	10,484,212	10,438,396
GFL Environmental, Inc., 5.386%, Due 5/30/2025, 2018 USD Term Loan B, (3-mo. LIBOR + 3.000%)	10,000,000	9,718,800
Harland Clarke Holdings Corp., 7.136%, Due 11/3/2023, Term Loan B7, (3-mo. LIBOR + 4.750%)	2,913,742	2,676,476
Heartland Dental LLC,
3.750%, Due 4/30/2025, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 3.750%)E	1,914,522	1,883,411
6.095%, Due 4/30/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	12,731,570	12,524,682
I-Logic Technologies Bidco Ltd., 5.641%, Due 12/21/2024, 2018 USD Term Loan, (2-mo. LIBOR + 3.250%)	6,052,836	6,022,572
IG Investment Holdings LLC, 5.886%, Due 5/23/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	2,174,491	2,160,901
Imagine! Print Solutions, Inc.,
7.100%, Due 6/21/2022, 2017 Term Loan, (1-mo. LIBOR + 4.750%)	8,654,092	8,264,658
11.100%, Due 6/21/2023, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	1,019,000	896,720
Internap Corp., 8.070%, Due 4/6/2022, 2017 Term Loan, (1-mo. LIBOR + 5.750%)	903,563	906,951
Keystone Acquisition Corp., 7.636%, Due 5/1/2024, 1st Lien Term Loan, (3-mo. LIBOR + 5.250%)	3,380,850	3,353,397
Kingpin Intermediate Holdings LLC, 5.840%, Due 7/3/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	11,151,262	11,095,506
KUEHG Corp., 10.636%, Due 8/18/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	5,776,000	5,790,440
LifeMiles Ltd., 7.800%, Due 8/18/2022, Term Loan B, (3-mo. LIBOR + 5.500%)	4,699,360	4,699,360
LSC Communications, Inc., 7.845%, Due 9/30/2022, 2017 Term Loan B, (1-mo. LIBOR + 5.500%)	1,277,584	1,279,986
LSF9 Atlantis Holdings LLC, 8.318%, Due 5/1/2023, 2017 Term Loan, (1-mo. LIBOR + 6.000%)	2,043,094	1,954,996
NEP/NCP Holdco, Inc.,
5.595%, Due 10/20/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	10,000,000	9,920,800
9.345%, Due 10/19/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 7.000%)	3,500,000	3,430,000
New Millennium HoldCo, Inc., 8.845%, Due 12/21/2020, Exit Term Loan, (1-mo. LIBOR + 6.500%)	616,735	342,288

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Service—17.61% (continued)
Newport Group Inc, 6.057%, Due 9/13/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	$6,517,000	$6,451,830
nThrive, Inc., 6.845%, Due 10/20/2022, 2016 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	2,036,157	2,036,788
Oasis Outsourcing Holdings, Inc., 5.595%, Due 6/30/2023, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	3,370,380	3,368,965
Playpower, Inc., 7.136%, Due 6/23/2021, 2015 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	2,033,826	2,033,826
PSC Industrial Holdings Corp., 6.060%, Due 10/3/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	7,996,573	7,976,581
Red Ventures LLC, 5.315%, Due 11/8/2024, 2018 Term Loan B, (3-mo. LIBOR + 3.000%)	10,789,635	10,672,783
STG-Fairway Acquisitions, Inc., 7.777%, Due 6/30/2022, 2015 1st Lien Term Loan, (3-mo. LIBOR + 5.250%)	11,252,728	11,210,530
TEN-X LLC, 6.345%, Due 9/27/2024, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	9,940,292	9,834,726
TKC Holdings, Inc.,
6.100%, Due 2/1/2023, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	17,051,989	16,739,426
10.350%, Due 2/1/2024, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	9,333,000	9,251,336
Tweddle Group, Inc., 6.803%, Due 9/17/2023, 2016 Term Loan, (1-mo. LIBOR + 4.500%)	381,111	135,294
UFC Holdings LLC, 5.600%, Due 8/18/2023, 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	3,311,494	3,300,467
Utility One Source LP, 7.845%, Due 4/18/2023, Term Loan B, (1-mo. LIBOR + 5.500%)	8,276,575	8,380,032
Verra Mobility Corp., 6.095%, Due 2/28/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	14,091,190	14,073,576
Vestcom Parent Holdings, Inc., 6.345%, Due 12/19/2023, 2016 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	7,346,588	7,254,755
West Corp.,
6.027%, Due 10/10/2024, 2018 Term Loan B1, (1-mo. LIBOR + 3.500%)	2,688,263	2,616,029
6.527%, Due 10/10/2024, 2017 Term Loan, (3-mo. LIBOR + 4.000%)	10,853,012	10,418,892
William Morris Endeavor Entertainment LLC, 5.280%, Due 5/18/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 2.750%)	20,346,756	19,946,128
World Triathlon Corp., 6.386%, Due 6/26/2021, Term Loan, (3-mo. LIBOR + 4.000%)	2,938,619	2,942,292
WP CityMD Bidco LLC, 5.886%, Due 6/7/2024, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	8,455,136	8,360,016
Xplornet Communications, Inc., 6.386%, Due 9/9/2021, Term Loan B, (3-mo. LIBOR + 4.000%)	7,040,868	7,023,266
Yak Access LLC, 7.318%, Due 7/2/2025, 2018 1st Lien Term Loan B, (1-mo. LIBOR + 5.000%)	2,441,000	2,221,310

		418,397,622

Technology—11.45%
24-7 Intouch, Inc., 6.565%, Due 8/20/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	3,269,000	3,154,585
Aptean, Inc.,
6.640%, Due 12/20/2022, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	324,595	323,176
11.890%, Due 12/14/2023, 2016 2nd Lien Term Loan, (3-mo. LIBOR + 9.500%)	1,000,000	999,380
AqGen Ascensus, Inc.,
5.886%, Due 12/3/2022, 2017 Repriced Term Loan, (3-mo. LIBOR + 3.500%)	3,938,992	3,911,931
5.886%, Due 12/3/2022, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 3.500%)E	1,149,000	1,138,946
5.886%, Due 12/3/2022, 2018 Incremental Term Loan, (3-mo. LIBOR + 3.500%)	1,905,425	1,892,335
Blackboard, Inc., 7.445%, Due 6/30/2021, Term Loan B4, (3-mo. LIBOR + 5.000%)	5,526,462	5,226,928
Cabot Microelectronics Corp., 4.475%, Due 11/14/2025, Term Loan B, (1-Week LIBOR + 2.250%)	2,000,000	1,987,500
DigiCert, Inc.,
6.345%, Due 10/31/2024, 2017 Term Loan B1, (1-mo. LIBOR + 4.000%)	9,880,842	9,831,438
10.345%, Due 10/31/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	8,900,673	8,722,659
Dynatrace LLC, 5.595%, Due 8/22/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	18,421,000	18,351,921
EIG Investors Corp., 6.441%, Due 2/9/2023, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	4,516,379	4,487,430
Genuine Financial Holdings LLC, 6.136%, Due 7/12/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	8,256,000	8,183,760

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Technology—11.45% (continued)
GI Revelation Acquisition LLC, 7.345%, Due 4/16/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	$6,461,805	$6,413,341
GrafTech Finance, Inc., 5.845%, Due 2/12/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	21,824,063	21,523,982
ION Trading Technologies S.a.r.l., 6.386%, Due 11/21/2024, USD Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	15,654,568	15,331,771
Lighthouse Network LLC,
7.027%, Due 11/29/2024, 1st Lien Term Loan, (3-mo. LIBOR + 4.500%)	8,250,653	8,250,653
11.027%, Due 11/28/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	1,908,000	1,888,920
McAfee LLC,
6.099%, Due 9/30/2024, 2018 USD Term Loan B, (2-mo. LIBOR + 3.750%)	16,327,957	16,270,156
10.849%, Due 9/29/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	8,279,333	8,336,295
Mirion Technologies, Inc., 7.136%, Due 3/31/2022, Term Loan B, (3-mo. LIBOR + 4.750%)	808,261	800,178
Mitchell International, Inc., 5.595%, Due 11/29/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	17,322,255	17,045,099
MLN US HoldCo LLC,
7.236%, Due 7/11/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)D	10,711,000	10,690,970
11.486%, Due 11/30/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)D	7,629,000	7,533,638
Navicure, Inc., 6.095%, Due 11/1/2024, 1st Lien Term Loan B, (1-mo. LIBOR + 3.750%)	5,992,715	5,917,806
NeuStar, Inc., 10.345%, Due 8/8/2025, 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	5,991,000	5,811,270
OEConnection LLC, 6.350%, Due 11/22/2024, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	2,326,420	2,308,972
Ping Identity Corp., 6.095%, Due 1/24/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	5,257,125	5,276,839
Plantronics, Inc., 4.845%, Due 7/2/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)	16,457,000	16,169,002
Priority Payment Systems LLC, 7.350%, Due 1/3/2023, Term Loan, (1-mo. LIBOR + 5.000%)	838,598	838,598
Project Ruby Ultimate Parent Corp., 5.845%, Due 2/9/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	6,916,527	6,830,070
Riverbed Technology, Inc., 5.600%, Due 4/24/2022, 2016 Term Loan, (1-mo. LIBOR + 3.250%)	10,163,248	9,753,873
SciQuest, Inc., 6.345%, Due 12/28/2024, 2017 Term Loan, (1-mo. LIBOR + 4.000%)	4,518,853	4,507,555
SonicWALL, Inc., 6.145%, Due 5/16/2025, 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	5,000,000	4,943,750
Stars Group Holdings B.V. (The), 5.886%, Due 7/10/2025, 2018 USD Incremental Term Loan, (3-mo. LIBOR + 3.500%)	5,214,930	5,190,733
TigerLuxOne S.a.r.l., 7.136%, Due 2/22/2024, 1st Lien Term Loan B, (3-mo. LIBOR + 4.750%)	3,324,375	3,323,544
TriTech Software Systems, 6.095%, Due 8/29/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	8,606,000	8,509,183
Verifone Systems, Inc., 6.645%, Due 8/20/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	2,506,000	2,481,993
Vero Parent, Inc., 6.845%, Due 8/16/2024, 2018 Term Loan B, (1-mo. LIBOR + 4.500%)	6,649,830	6,637,395
Weld North Education LLC, 6.640%, Due 2/7/2025, Term Loan B, (3-mo. LIBOR + 4.250%)	1,316,385	1,293,348

		272,090,923

Telecommunications—5.25%
CenturyLink, Inc., 5.095%, Due 1/31/2025, 2017 Term Loan B, (1-mo. LIBOR + 2.750%)	19,146,201	18,583,877
Fusion Telecommunications International, Inc., 10.092%, Due 5/4/2023, 1st Lien Term Loan B, (3-mo. LIBOR + 7.500%)	3,220,164	3,026,954
Global Tel*Link Corp.,
6.386%, Due 5/23/2020, 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	1	1
10.636%, Due 11/23/2020, 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	6,288,000	6,288,000
1.000%, Due 11/20/2025, 2018 1st Lien Term LoanD	2,919,264	2,904,667
Intelsat Jackson Holdings S.A.,
6.072%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. LIBOR + 3.750%)	17,319,000	17,194,476
6.625%, Due 1/2/2024, 2017 Term Loan B5, (1-mo. LIBOR + 6.625%)F	514,000	514,771
6.822%, Due 1/2/2024, 2017 Term Loan B4, (1-mo. LIBOR + 4.500%)	771,000	784,493
Merrill Communications LLC, 7.777%, Due 6/1/2022, 2015 Term Loan, (3-mo. LIBOR + 5.250%)	19,313	19,362
Mission Broadcasting, Inc., 4.565%, Due 1/17/2024, 2018 Term Loan B3, (1-mo. LIBOR + 2.250%)	965,351	953,526

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS—87.63% (continued)
Telecommunications—5.25% (continued)
NeuStar, Inc., 5.845%, Due 8/8/2024, 2018 Term Loan B4, (1-mo. LIBOR + 3.500%)	$14,887,280	$14,673,350
Nexstar Broadcasting, Inc., 4.565%, Due 1/17/2024, 2018 Term Loan B3, (1-mo. LIBOR + 2.250%)	5,569,983	5,501,751
QualTek USA LLC, 8.052%, Due 7/18/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.750%)	8,623,000	8,472,097
Securus Technologies Holdings, Inc.,
6.845%, Due 11/1/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	21,675,332	21,323,108
10.595%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)	10,226,000	10,098,175
Telesat Canada, 4.890%, Due 11/17/2023, Term Loan B4, (3-mo. LIBOR + 2.500%)	4,482,517	4,379,778
U.S. Telepacific Corp., 7.386%, Due 5/2/2023, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	10,387,912	10,013,947

		124,732,333

Transportation—2.34%
Accuride Corp., 7.636%, Due 11/17/2023, 2017 Term Loan B, (3-mo. LIBOR + 5.250%)	1,603,161	1,547,050
Daseke, Inc., 7.345%, Due 2/27/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.000%)	6,361,860	6,306,194
Entrans International LLC, 8.345%, Due 11/2/2024, 2018 Term Loan, (1-mo. LIBOR + 6.000%)	8,000,000	7,920,000
Gruden Acquisition, Inc., 7.886%, Due 8/18/2022, 2017 Term Loan, (3-mo. LIBOR + 5.500%)	5,879,453	5,869,634
Livingston International, Inc.,
8.136%, Due 3/20/2020, Term Loan B3, (3-mo. LIBOR + 5.750%)	4,944,148	4,916,362
10.636%, Due 4/18/2020, 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	750,000	705,000
PS Logistics LLC, 7.277%, Due 3/14/2025, Term Loan, (3-mo. LIBOR + 4.750%)	4,500,000	4,471,875
Savage Enterprises LLC, 6.820%, Due 8/1/2025, 2018 1st Lien Term Loan B, (1-mo. LIBOR + 4.500%)	8,513,516	8,513,516
SMB Shipping Logistics LLC, 6.386%, Due 2/3/2024, 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	8,042,574	7,948,718
United Road Services, Inc., 7.595%, Due 9/1/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.250%)	7,442,810	7,396,292

		55,594,641

Utilities—0.61%
Compass Power Generation LLC, 5.845%, Due 12/20/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	501,778	501,989
Frontera Generation Holdings LLC, 6.564%, Due 5/2/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.250%)	10,665,270	10,585,281
Star West Generation LLC, 7.100%, Due 3/13/2020, 2015 Term Loan B, (1-mo. LIBOR + 4.750%)	1,160,112	1,128,452
WG Partners Acquisition LLC, 5.886%, Due 11/15/2023, Term Loan B, (3-mo. LIBOR + 3.500%)	2,345,143	2,301,171

		14,516,893

Total Bank Loan Obligations (Cost $2,119,701,526)		2,081,695,685

CORPORATE OBLIGATIONS—1.83%
Communications—0.01%
Univision Communications, Inc., 5.125%, Due 2/15/2025G	364,000	332,012

Consumer, Cyclical—0.22%
Constellation Merger Sub, Inc., 8.500%, Due 9/15/2025G	5,525,000	5,179,688

Consumer, Non-Cyclical—1.39%
Avantor, Inc., 9.000%, Due 10/1/2025G	9,298,000	9,425,847
Hadrian Merger Sub, Inc., 8.500%, Due 5/1/2026G	3,442,000	3,192,455
LSC Communications, Inc., 8.750%, Due 10/15/2023G	845,000	887,250

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS—1.83% (continued)
Consumer, Non-Cyclical—1.39% (continued)
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.750%, Due 12/1/2026G	$19,572,000	$19,498,605

		33,004,157

Technology—0.21%
Riverbed Technology, Inc., 8.875%, Due 3/1/2023G	6,010,000	4,988,300

Total Corporate Obligations (Cost $44,879,159)		43,504,157

	Shares
SHORT-TERM INVESTMENTS—8.96% (Cost $212,952,265)
Investment Companies—8.96%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.13%H I	212,952,265	212,952,265

TOTAL INVESTMENTS—98.43% (Cost $2,377,741,558)		2,338,307,752
OTHER ASSETS, NET OF LIABILITIES—1.57%		37,289,103

TOTAL NET ASSETS—100.00%		$2,375,596,855

Percentages are stated as a percent of net assets.

A	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $9,114,083 or 0.38% of net assets.
B	Non-income producing security.
C	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
D	Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of November 30, 2018.
E

Unfunded Loan Commitment. At period end, the principal amount of unfunded loan commitments was $11,154,416 or 0.47% of net assets. Of this amount, $1,270,999, $543,860, $2,780,734, $1,481,625, $1,914,522, $447,689, $391,699 and $2,323,288 relate to Access CIG LLC, AqGen Ascensus, Inc, Bulldog Purchaser, Inc., GlobalLogic Holdings, Inc., Heartland Dental LLC, Mavis Tire Express Services Corp., Premise Health Holding Corp. and St. Georges University, respectively.

F	Fixed Rate.
G

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $43,504,157 or 1.83% of net assets. The Fund has no right to demand registration of these securities.

H	The Fund is affiliated by having the same investment advisor.
I	7-day yield.
J	Value was determined using significant unobservable inputs.

LIBOR—London Interbank Offered Rate.

LLC—Limited Liability Company.

LP—Limited Partnership.

PIK—Payment in Kind.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2018, the investments were classified as described below:

Sound Point Floating Rate Income Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$7,401	$—	$148,244	(1)	$155,645
Warrants	—	—	0	(1)	—
Bank Loan Obligations(2)	—	2,072,729,847	8,965,838		2,081,695,685
Corporate Obligations	—	43,504,157	—		43,504,157
Short-Term Investments	212,952,265	—	—		212,952,265

Total Investments in Securities—Assets	$212,959,666	$2,116,234,004	$9,114,082		$2,338,307,752

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $11,154,416 at period end.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the period ended November 30, 2018, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2018		Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 11/30/2018		Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$1,541,588	(1)	$148,243	$1,494,466	$—	$1,458,086	$(1,505,207)	$—	$—	$148,244	(1)	$(1,505,207)
Warrants	0	(1)	—	—	—	—	—	—	—	0	(1)	—
Bank Loan Obligations	12,650,811		12,132	3,665,198	2,784	(29,565)	(5,126)	—	—	8,965,838		(5,126)

	$14,192,399		$160,375	$5,159,664	$2,784	$1,428,521	$(1,510,333)	$—	$—	$9,114,082		$(1,510,333)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.
(1)	Investments held in the Fund’s portfolio with $0 fair value.

For the period ended November 30, 2018, one common stock and a warrant have been fair valued at $0 by the Valuation Committee. The remaining common stocks valued at $148,244 and bank loan obligations valued at $8,965,838 have been classified as Level 3 due to a valuation based on single broker quotes.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
RegionalCare Hospital Partners Holdings, Inc., 7.129%, Due 11/16/2025, 2018 Term Loan B, (3-mo. LIBOR + 4.500%)		1.5
Financial & Risk US Holdings, Inc., 6.095%, Due 10/1/2025, 2018 USD Term Loan, (1-mo. LIBOR + 3.750%)		1.0
GrafTech Finance, Inc., 5.845%, Due 2/12/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)		0.9
Securus Technologies Holdings, Inc., 6.845%, Due 11/1/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)		0.9
Bright Bidco B.V., 5.845%, Due 6/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)		0.8
CenturyLink, Inc., 5.095%, Due 1/31/2025, 2017 Term Loan B, (1-mo. LIBOR + 2.750%)		0.8
Dynatrace LLC, 5.595%, Due 8/22/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)		0.8
Messer Industries LLC, 5.277%, Due 10/1/2025, 2018 USD Term Loan, (1-mo. LIBOR + 2.500%)		0.8
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.750%, Due 12/1/2026		0.8
William Morris Endeavor Entertainment LLC, 5.280%, Due 5/18/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 2.750%)		0.8

Total Fund Holdings	359

Sector Weightings (% Investments)
Service		19.7
Consumer		16.3
Technology		13.0
Manufacturing		12.1
Financial		10.3
Health Care		7.5
Telecommunications		5.9
Basic Materials		5.7
Transportation		2.6
Energy		2.5
Media		1.6
Consumer, Non-Cyclical		1.6
Utilities		0.7
Defense		0.3
Consumer, Cyclical		0.2
Communications		0.0
Financials		0.0
Information Technology		0.0
Investment Companies		0.0
Materials		0.0

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—95.97%
Communication Services—2.93%
Diversified Telecommunication Services—2.93%
Verizon Communications, Inc.	485,539	$29,278,002

Consumer Discretionary—8.69%
Hotels, Restaurants & Leisure—3.96%
Carnival Corp.	655,390	39,513,463

Leisure Products—0.81%
Hasbro, Inc.	88,287	8,034,117

Multiline Retail—1.74%
Target Corp.	244,800	17,371,008

Specialty Retail—2.18%
Lowe’s Cos, Inc.	230,638	21,765,308

Total Consumer Discretionary		86,683,896

Consumer Staples—9.63%
Beverages—5.16%
Coca-Cola Co.	377,537	19,027,865
Diageo PLC, Sponsored ADR	224,590	32,419,566

		51,447,431

Food Products—0.97%
Nestle S.A., Sponsored ADR	113,600	9,680,992

Tobacco—3.50%
Altria Group, Inc.	416,701	22,847,716
Philip Morris International, Inc.	140,070	12,120,257

		34,967,973

Total Consumer Staples		96,096,396

Energy—3.75%
Oil, Gas & Consumable Fuels—3.75%
Chevron Corp.	193,854	23,056,995
Kinder Morgan, Inc.	841,875	14,370,806

		37,427,801

Total Energy		37,427,801

Financials—14.57%
Banks—4.37%
Wells Fargo & Co.	803,083	43,591,345

Capital Markets—4.37%
BlackRock, Inc.	78,222	33,479,798
Franklin Resources, Inc.	300,300	10,177,167

		43,656,965

Diversified Financial Services—2.48%
Berkshire Hathaway, Inc., Class BA	113,520	24,774,605

Insurance—3.35%
Cincinnati Financial Corp.	409,071	33,433,373

Total Financials		145,456,288

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—95.97% (continued)
Health Care—11.10%
Pharmaceuticals—11.10%
Johnson & Johnson	254,942	$37,450,980
Merck & Co., Inc.	482,993	38,320,665
Pfizer, Inc.	757,083	34,999,947

		110,771,592

Total Health Care		110,771,592

Industrials—18.14%
Aerospace & Defense—3.54%
General Dynamics Corp.	191,035	35,320,461

Air Freight & Logistics—3.27%
United Parcel Service, Inc., Class B	282,671	32,589,139

Machinery—3.49%
PACCAR, Inc.	560,263	34,859,564

Road & Rail—4.62%
Norfolk Southern Corp.	270,040	46,106,630

Trading Companies & Distributors—3.22%
Fastenal Co.	542,600	32,154,476

Total Industrials		181,030,270

Information Technology—19.22%
Communications Equipment—3.93%
Cisco Systems, Inc.	818,240	39,169,149

IT Services—2.56%
Paychex, Inc.	360,891	25,536,647

Semiconductors & Semiconductor Equipment—4.37%
Intel Corp.	685,441	33,799,096
Texas Instruments, Inc.	98,400	9,825,240

		43,624,336

Software—3.65%
Microsoft Corp.	328,808	36,461,519

Technology Hardware, Storage & Peripherals—4.71%
Apple, Inc.	263,253	47,011,721

Total Information Technology		191,803,372

Materials—1.99%
Chemicals—1.99%
NewMarket Corp.	47,221	19,855,486

Real Estate—2.96%
Equity Real Estate Investment Trusts (REITs)—2.96%
Crown Castle International Corp.	257,450	29,581,005

Utilities—2.99%
Electric Utilities—1.82%
Duke Energy Corp.	204,881	18,146,310

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—95.97% (continued)
Utilities—2.99% (continued)
Multi-Utilities—1.17%
Dominion Energy, Inc.	156,438	$11,654,631

Total Utilities		29,800,941

Total Common Stocks (Cost $730,459,517)		957,785,049

SHORT-TERM INVESTMENTS—3.48% (Cost $34,714,785)
Investment Companies—3.48%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.13%B C	34,714,785	34,714,785

TOTAL INVESTMENTS—99.45% (Cost $765,174,302)		992,499,834
OTHER ASSETS, NET OF LIABILITIES—0.55%		5,467,705

TOTAL NET ASSETS—100.00%		$997,967,539

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The Fund is affiliated by having the same investment advisor.
C	7-day yield.

ADR—American Depositary Receipt.

PLC—Public Limited Company.

Long Futures Contracts Open on November 30, 2018:

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	237	December 2018	$32,255,793	$32,685,855	$430,062

			$32,255,793	$32,685,855	$430,062

Index Abbreviations:

S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2018, the investments were classified as described below:

The London Company Income Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$957,785,049	$—	$—	$957,785,049
Short-Term Investments	34,714,785	—	—	34,714,785

Total Investments in Securities—Assets	$992,499,834	$—	$—	$992,499,834

Financial Derivative Instruments—Assets
Futures Contracts	$430,062	$—	$—	$430,062

Total Financial Derivative Instruments—Assets	$430,062	$—	$—	$430,062

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the period ended November 30, 2018, there were no transfers into or out of level 3.

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Apple, Inc.		4.7
Norfolk Southern Corp.		4.6
Wells Fargo & Co.		4.4
Carnival Corp.		4.0
Cisco Systems, Inc.		3.9
Johnson & Johnson		3.8
Merck & Co., Inc.		3.8
Microsoft Corp.		3.7
General Dynamics Corp.		3.5
Pfizer, Inc.		3.5

Total Fund Holdings	35

Sector Allocation (% Equities)
Information Technology		20.0
Industrials		18.9
Financials		15.2
Health Care		11.6
Consumer Staples		10.0
Consumer Discretionary		9.0
Energy		3.9
Communication Services		3.1
Real Estate		3.1
Utilities		3.1
Materials		2.1

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—98.06%
Communication Services—1.90%
Media—1.45%
Beasley Broadcast Group, Inc., Class A	13,165	$67,668
MSG Networks, Inc., Class AA	19,591	524,647
Scholastic Corp.	6,871	317,509
TechTarget, Inc.A	5,769	83,016

		992,840

Wireless Telecommunication Services—0.45%
Shenandoah Telecommunications Co.	6,174	308,453

Total Communication Services		1,301,293

Consumer Discretionary—10.32%
Auto Components—2.61%
Dorman Products, Inc.A	7,600	667,736
Gentherm, Inc.A	6,654	308,945
LCI Industries	5,668	438,590
Motorcar Parts of America, Inc.A	4,043	72,572
Standard Motor Products, Inc.	5,768	303,800

		1,791,643

Distributors—0.36%
Core-Mark Holding Co., Inc.	5,527	145,250
Weyco Group, Inc.	3,016	99,890

		245,140

Diversified Consumer Services—0.36%
Career Education Corp.A	18,495	249,498

Hotels, Restaurants & Leisure—1.12%
Biglari Holdings, Inc., Class BA	529	75,673
Denny’s Corp.A	14,872	245,983
Monarch Casino & Resort, Inc.A	4,545	181,800
RCI Hospitality Holdings, Inc.	2,880	72,058
Speedway Motorsports, Inc.	10,925	189,876

		765,390

Household Durables—2.39%
Bassett Furniture Industries, Inc.	3,840	80,755
Flexsteel Industries, Inc.	3,614	89,700
Green Brick Partners, Inc.A	20,681	171,652
Helen of Troy Ltd.A	4,911	702,420
Hooker Furniture Corp.	4,004	120,641
New Home Co., Inc.A	9,295	67,946
Tupperware Brands Corp.	10,803	410,082

		1,643,196

Internet & Direct Marketing Retail—0.23%
1-800-Flowers.com, Inc., Class AA	12,564	157,176

Leisure Products—0.68%
Johnson Outdoors, Inc., Class A	2,103	149,944
Marine Products Corp.	8,342	181,355
MasterCraft Boat Holdings, Inc.A	5,226	135,406

		466,705

Specialty Retail—2.32%
America’s Car-Mart, Inc.A	1,896	140,702
Caleres, Inc.	8,362	252,783
Citi Trends, Inc.	3,078	63,099
Haverty Furniture Cos, Inc.	4,984	102,122
Office Depot, Inc.	186,189	601,391

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—98.06% (continued)
Consumer Discretionary—10.32% (continued)
Specialty Retail—2.32% (continued)
Sally Beauty Holdings, Inc.A	13,098	$276,499
Winmark Corp.	1,046	155,132

		1,591,728

Textiles, Apparel & Luxury Goods—0.25%
Culp, Inc.	3,912	80,157
Superior Group of Cos, Inc.	5,156	94,767

		174,924

Total Consumer Discretionary		7,085,400

Consumer Staples—4.49%
Food & Staples Retailing—1.29%
Ingles Markets, Inc., Class A	5,533	160,955
SpartanNash Co.	15,418	289,087
Village Super Market, Inc., Class A	3,616	98,681
Weis Markets, Inc.	7,386	338,279

		887,002

Food Products—1.96%
J&J Snack Foods Corp.	3,305	518,455
Lancaster Colony Corp.	4,603	830,013

		1,348,468

Household Products—0.55%
Central Garden & Pet Co., Class AA	12,039	374,413

Personal Products—0.46%
Inter Parfums, Inc.	5,086	314,162

Tobacco—0.23%
Turning Point Brands, Inc.	5,289	157,612

Total Consumer Staples		3,081,657

Energy—2.57%
Energy Equipment & Services—0.16%
RigNet, Inc.A	6,228	113,225

Oil, Gas & Consumable Fuels—2.41%
Abraxas Petroleum Corp.A	55,201	89,978
Evolution Petroleum Corp.	8,098	70,534
Hallador Energy Co.	14,102	81,227
Laredo Petroleum, Inc.A	42,158	184,230
NACCO Industries, Inc., Class A	2,888	101,398
Panhandle Oil and Gas, Inc., Class A	4,046	66,759
Par Pacific Holdings, Inc.A	13,321	225,391
SilverBow Resources, Inc.A	9,338	228,501
W&T Offshore, Inc.A	56,264	326,894
World Fuel Services Corp.	10,716	276,366

		1,651,278

Total Energy		1,764,503

Financials—17.31%
Banks—9.20%
ACNB Corp.	2,114	76,294
Ames National Corp.	2,963	81,364
Arrow Financial Corp.	4,053	140,923
Bankwell Financial Group, Inc.	2,596	77,023

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—98.06% (continued)
Financials—17.31% (continued)
Banks—9.20% (continued)
Bar Harbor Bankshares	6,091	$156,721
BCB Bancorp, Inc.	5,013	58,702
Bryn Mawr Bank Corp.	5,795	227,859
C&F Financial Corp.	1,049	55,156
Camden National Corp.	4,872	201,457
Central Valley Community Bancorp	4,513	91,840
Century Bancorp, Inc., Class A	1,967	160,802
Citizens & Northern Corp.	3,393	90,288
Civista Bancshares, Inc.	3,399	72,433
CNB Financial Corp.	4,721	125,862
Codorus Valley Bancorp, Inc.	3,045	73,115
Community Trust Bancorp, Inc.	5,681	262,519
Enterprise Bancorp, Inc.	3,799	129,850
Farmers National Banc Corp.	9,093	127,484
Fidelity Southern Corp.	8,224	195,156
First Bancorp, Inc.	3,554	101,040
First Community Bancshares, Inc.	4,982	173,224
First Financial Corp.	3,503	163,555
First Mid-Illinois Bancshares, Inc.	4,194	155,304
Great Southern Bancorp, Inc.	4,297	233,241
Heartland Financial USA, Inc.	7,608	416,158
International Bancshares Corp.	16,702	641,190
LCNB Corp.	3,991	64,016
Midland States Bancorp, Inc.	8,274	214,710
MidWestOne Financial Group, Inc.	3,655	105,045
MutualFirst Financial, Inc.	2,550	90,244
Nicolet Bankshares, Inc.A	2,921	151,746
Old Second Bancorp, Inc.	8,371	122,803
Parke Bancorp, Inc.	3,473	65,952
Peoples Bancorp, Inc.	5,942	207,376
Premier Financial Bancorp, Inc.	3,774	70,234
Republic Bancorp, Inc., Class A	5,855	253,346
Sierra Bancorp	4,543	129,021
Summit Financial Group, Inc.	4,740	99,730
TriCo Bancshares	6,827	262,498
Unity Bancorp, Inc.	3,244	72,082
West Bancorporation Inc.	5,584	114,472

		6,311,835

Capital Markets—3.16%
B. Riley Financial, Inc.	10,675	193,965
BrightSphere Investment Group PLC	49,042	645,883
Cohen & Steers, Inc.	12,075	451,122
Diamond Hill Investment Group, Inc.	1,529	257,330
Donnelley Financial Solutions, Inc.A	9,142	152,306
GAMCO Investors, Inc., Class A	15,722	338,966
Westwood Holdings Group, Inc.	3,277	128,524

		2,168,096

Consumer Finance—0.18%
EZCORP, Inc., Class AA	13,169	125,369

Diversified Financial Services—0.12%
Marlin Business Services Corp.	3,236	82,194

Insurance—1.77%
Enstar Group Ltd.A	5,519	972,282
Independence Holding Co.	3,421	131,674

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—98.06% (continued)
Financials—17.31% (continued)
Insurance—1.77% (continued)
Investors Title Co.	581	$108,113

		1,212,069

Mortgage Real Estate Investment Trusts (REITs)—0.16%
Great Ajax Corp.	8,689	112,349

Thrifts & Mortgage Finance—2.72%
First Defiance Financial Corp.	6,051	170,517
Flagstar Bancorp, Inc.A	19,287	625,863
Hingham Institution for Savings	645	143,319
Home Bancorp, Inc.	2,962	112,497
Southern Missouri Bancorp, Inc.	2,615	95,003
Territorial Bancorp, Inc.	2,959	82,408
Timberland Bancorp, Inc.	2,704	76,523
United Community Financial Corp.	16,293	155,924
United Financial Bancorp, Inc.	15,817	259,083
Waterstone Financial, Inc.	8,605	144,220

		1,865,357

Total Financials		11,877,269

Health Care—17.59%
Biotechnology—3.66%
ArQule, Inc.A	18,790	69,711
Avid Bioservices, Inc.A	12,737	67,506
BioSpecifics Technologies Corp.A	3,466	212,708
ChemoCentryx, Inc.A	9,249	92,952
Eagle Pharmaceuticals, Inc.A	1,340	67,536
Emergent BioSolutions, Inc.A	4,558	332,005
Enanta Pharmaceuticals, Inc.A	1,878	148,625
FibroGen, Inc.A	2,723	118,069
Kindred Biosciences, Inc.A	6,951	94,534
Ligand Pharmaceuticals, Inc.A	875	138,049
Myriad Genetics, Inc.A	4,177	134,666
Natera, Inc.A	6,320	109,462
PDL BioPharma, Inc.A	72,485	222,529
Repligen Corp.A	3,353	216,839
Retrophin, Inc.A	2,572	63,117
Spectrum Pharmaceuticals, Inc.A	4,976	71,953
Vanda Pharmaceuticals, Inc.A	6,176	154,647
Veracyte, Inc.A	6,533	79,964
Xencor, Inc.A	2,725	114,477

		2,509,349

Health Care Equipment & Supplies—4.32%
Anika Therapeutics, Inc.A	2,543	87,606
Atrion Corp.	343	265,215
AxoGen, Inc.A	5,096	170,614
CONMED Corp.	4,758	323,354
FONAR Corp.A	2,837	62,499
Lantheus Holdings, Inc.A	6,639	124,481
LeMaitre Vascular, Inc.	2,478	69,111
Meridian Bioscience, Inc.	8,009	151,691
Merit Medical Systems, Inc.A	6,304	397,467
Neogen Corp.A	11,279	731,556
Orthofix Medical, Inc.A	2,149	129,477
Oxford Immunotec Global PLCA	3,360	50,602
RTI Surgical, Inc.A	8,687	36,225
STAAR Surgical Co.A	4,816	183,056

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—98.06% (continued)
Health Care—17.59% (continued)
Health Care Equipment & Supplies—4.32% (continued)
Surmodics, Inc.A	1,326	$80,342
Utah Medical Products, Inc.	1,070	101,532

		2,964,828

Health Care Providers & Services—5.78%
Addus HomeCare Corp.A	2,124	157,643
Amedisys, Inc.A	5,577	759,866
American Renal Associates Holdings, Inc.A	5,142	85,306
Civitas Solutions, Inc.A	11,555	160,383
CorVel Corp.A	4,346	302,916
Cross Country Healthcare, Inc.A	8,406	76,243
Ensign Group, Inc.	11,500	521,755
LHC Group, Inc.A	5,169	542,073
Magellan Health, Inc.A	7,081	386,056
National HealthCare Corp.	3,472	289,739
National Research Corp., Class A	7,477	298,108
Patterson Cos., Inc.	11,281	286,199
RadNet, Inc.A	7,856	101,264

		3,967,551

Health Care Technology—1.08%
HealthStream, Inc.	3,211	79,119
NextGen Healthcare, Inc.A	9,495	166,638
Omnicell, Inc.A	5,327	411,404
Simulations Plus, Inc.	4,221	83,660

		740,821

Life Sciences Tools & Services—0.78%
Cambrex Corp.A	2,859	136,746
Luminex Corp.	7,503	220,363
NeoGenomics, Inc.A	10,910	178,924

		536,033

Pharmaceuticals—1.97%
Corcept Therapeutics, Inc.A B	24,442	340,477
Innoviva, Inc.A	43,283	790,348
Phibro Animal Health Corp., Class A	6,455	218,824

		1,349,649

Total Health Care		12,068,231

Industrials—15.88%
Aerospace & Defense—0.64%
Maxar Technologies Ltd.	26,335	436,108

Building Products—3.01%
AAON, Inc.	7,371	279,730
American Woodmark Corp.A	4,325	289,299
Apogee Enterprises, Inc.	5,181	188,847
Builders FirstSource, Inc.A	33,479	452,971
CSW Industrials, Inc.A	3,331	176,443
Patrick Industries, Inc.A	5,799	230,336
Universal Forest Products, Inc.	16,147	446,626

		2,064,252

Commercial Services & Supplies—5.34%
ACCO Brands Corp.	37,315	302,998
Brady Corp., Class A	10,415	453,678
Deluxe Corp.	14,391	724,587
Ennis, Inc.	5,515	107,708

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—98.06% (continued)
Industrials—15.88% (continued)
Commercial Services & Supplies—5.34% (continued)
Herman Miller, Inc.	14,226	$481,692
HNI Corp.	8,241	317,691
Interface, Inc.	13,090	212,058
Kimball International, Inc., Class B	10,462	159,650
Knoll, Inc.	9,347	181,051
Matthews International Corp., Class A	9,403	396,148
NL Industries, Inc.A	45,708	193,802
VSE Corp.	4,472	130,269

		3,661,332

Construction & Engineering—0.39%
IES Holdings, Inc.A	7,862	138,057
NV5 Global, Inc.A	1,787	131,148

		269,205

Electrical Equipment—0.59%
Encore Wire Corp.	4,663	232,964
Preformed Line Products Co.	1,277	81,932
Vicor Corp.A	2,514	90,001

		404,897

Machinery—2.57%
Altra Industrial Motion Corp.	7,346	231,766
Franklin Electric Co., Inc.	11,456	518,384
Global Brass & Copper Holdings, Inc.	5,485	177,549
Hurco Cos, Inc.	781	29,842
Hyster-Yale Materials Handling, Inc.	4,139	270,980
Lydall, Inc.A	4,322	95,646
Mueller Industries, Inc.	14,436	343,866
Omega Flex, Inc.	1,769	98,003

		1,766,036

Professional Services—1.93%
Forrester Research, Inc.	3,031	141,669
GP Strategies Corp.A	4,346	57,541
ICF International, Inc.	3,454	241,884
InnerWorkings, Inc.A	16,833	71,035
Kelly Services, Inc., Class A	12,723	291,611
Kforce, Inc.	5,327	168,813
Resources Connection, Inc.	8,148	137,212
TrueBlue, Inc.A	8,524	215,231

		1,324,996

Road & Rail—0.23%
Universal Logistics Holdings, Inc.	6,642	155,223

Trading Companies & Distributors—1.18%
BMC Stock Holdings, Inc.A	13,322	226,607
GMS, Inc.A	7,930	149,005
Systemax, Inc.	9,818	273,824
Veritiv Corp.A	2,555	77,544
Willis Lease Finance Corp.A	2,322	85,543

		812,523

Total Industrials		10,894,572

Information Technology—14.64%
Electronic Equipment, Instruments & Components—6.93%
Anixter International, Inc.A	8,737	558,819
AVX Corp.	42,850	706,597

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—98.06% (continued)
Information Technology—14.64% (continued)
Electronic Equipment, Instruments & Components—6.93% (continued)
CTS Corp.	7,003	$203,157
Daktronics, Inc.	10,933	97,850
ePlus, Inc.A	2,855	233,396
Insight Enterprises, Inc.A	10,848	483,604
Itron, Inc.A	6,791	367,801
Kimball Electronics, Inc.A	8,468	149,376
Methode Electronics, Inc.	9,671	293,031
Napco Security Technologies, Inc.A	4,323	71,502
PC Connection, Inc.	7,847	245,925
ScanSource, Inc.A	8,310	316,112
SYNNEX Corp.	12,761	1,030,323

		4,757,493

IT Services—3.61%
CSG Systems International, Inc.	8,709	305,425
ExlService Holdings, Inc.A	6,963	403,575
Hackett Group, Inc.	6,708	118,396
MAXIMUS, Inc.	9,251	657,931
NIC, Inc.	11,757	152,841
Sykes Enterprises, Inc.A	11,595	320,254
TTEC Holdings, Inc.	17,772	519,831

		2,478,253

Semiconductors & Semiconductor Equipment—2.67%
Advanced Energy Industries, Inc.A	10,724	504,457
Alpha & Omega Semiconductor Ltd.A	6,300	69,426
Amkor Technology, Inc.A	83,741	573,626
Axcelis Technologies, Inc.A	6,020	119,918
Cirrus Logic, Inc.A	6,583	246,467
Cohu, Inc.	7,696	150,842
Nanometrics, Inc.A	5,107	164,037

		1,828,773

Software—1.43%
American Software, Inc., Class A	5,691	59,187
j2 Global, Inc.	11,330	836,267
QAD, Inc., Class A	1,958	83,078

		978,532

Total Information Technology		10,043,051

Materials—4.67%
Chemicals—3.98%
Chase Corp.	1,977	222,749
FutureFuel Corp.	11,068	191,144
Hawkins, Inc.	2,537	105,894
Innospec, Inc.	6,349	468,175
Koppers Holdings, Inc.A	8,426	157,061
Kronos Worldwide, Inc.	59,294	733,467
Stepan Co.	4,532	366,276
Tredegar Corp.	11,988	199,720
Valhi, Inc.	139,984	286,967

		2,731,453

Construction Materials—0.18%
United States Lime & Minerals, Inc.	1,663	124,193

Containers & Packaging—0.14%
Myers Industries, Inc.	5,862	96,723

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS—98.06% (continued)
Materials—4.67% (continued)
Paper & Forest Products—0.37%
Schweitzer-Mauduit International, Inc.	8,929	$254,566

Total Materials		3,206,935

Real Estate—5.98%
Equity Real Estate Investment Trusts (REITs)—4.29%
Alexander’s, Inc.	1,451	450,637
Four Corners Property Trust, Inc.	15,785	437,876
LTC Properties, Inc.	8,616	400,127
MedEquities Realty Trust, Inc.	10,101	69,091
One Liberty Properties, Inc.	4,246	112,179
PotlatchDeltic Corp.	19,373	718,738
Saul Centers, Inc.	4,920	259,038
Tier REIT, Inc.	13,071	307,691
Universal Health Realty Income Trust	2,683	188,374

		2,943,751

Real Estate Management & Development—1.69%
Consolidated-Tomoka Land Co.	1,910	110,818
HFF, Inc., Class A	8,820	356,328
Marcus & Millichap, Inc.A	9,434	344,247
RMR Group, Inc., Class A	4,373	282,671
Stratus Properties, Inc.A	2,507	68,090

		1,162,154

Total Real Estate		4,105,905

Utilities—2.71%
Electric Utilities—1.42%
MGE Energy, Inc.	7,965	526,407
Otter Tail Corp.	9,208	450,455

		976,862

Independent Power & Renewable Electricity Producers—0.74%
Ormat Technologies, Inc.	9,057	508,007

Water Utilities—0.55%
Artesian Resources Corp., Class A	2,251	81,846
Middlesex Water Co.	3,733	193,519
York Water Co.	2,979	98,665

		374,030

Total Utilities		1,858,899

Total Common Stocks (Cost $68,247,045)		67,287,715

SHORT-TERM INVESTMENTS—1.51% (Cost $1,034,307)
Investment Companies—1.51%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.13%C D	1,034,307	1,034,307

SECURITIES LENDING COLLATERAL—0.10% (Cost $72,500)
Investment Companies—0.10%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.13%C D	72,500	72,500

TOTAL INVESTMENTS—99.67% (Cost $69,353,852)		68,394,522
OTHER ASSETS, NET OF LIABILITIES—0.33%		224,444

TOTAL NET ASSETS—100.00%		$68,618,966

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at November 30, 2018.
C	The Fund is affiliated by having the same investment advisor.
D	7-day yield.

PLC—Public Limited Company.

Long Futures Contracts Open on November 30, 2018:

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	13	December 2018	$995,497	$997,490	$1,993

			$995,497	$997,490	$1,993

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2018, the investments were classified as described below:

Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$67,287,715	$—	$—	$67,287,715
Short-Term Investments	1,034,307	—	—	1,034,307
Securities Lending Collateral	72,500	—	—	72,500

Total Investments in Securities—Assets	$68,394,522	$—	$—	$68,394,522

Financial Derivative Instruments—Assets
Futures Contracts	$1,993	$—	$—	$1,993

Total Financial Derivative Instruments—Assets	$1,993	$—	$—	$1,993

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the period ended November 30, 2018, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
SYNNEX Corp.		1.5
Enstar Group Ltd.		1.4
j2 Global, Inc.		1.2
Innoviva, Inc.		1.2
Lancaster Colony Corp.		1.2
Amedisys, Inc.		1.1
Deluxe Corp.		1.1
Kronos Worldwide, Inc.		1.1
Neogen Corp.		1.1
PotlatchDeltic Corp.		1.0

Total Fund Holdings	289

Sector Allocation (% Equities)
Health Care		17.9
Financials		17.7
Industrials		16.2
Information Technology		14.9
Consumer Discretionary		10.5
Real Estate		6.1
Materials		4.8
Consumer Staples		4.6
Utilities		2.8
Energy		2.6
Communication Services		1.9

See accompanying notes

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. As of November 30, 2018, the Trust consists of thirty-two active series, four of which are presented in this filing: American Beacon SiM High Yield Opportunities Fund, American Beacon Sound Point Floating Rate Income Fund, American Beacon The London Company Income Equity Fund, and American Beacon Zebra Small Cap Equity Fund (collectively the “Funds” and each individually a “Fund”). The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversifed, open-end management investment companies. The remaining twenty-eight active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the “Advisors Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended November 30, 2018, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact.

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of the Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Securities and Other Investments

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Funds normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Funds might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Funds may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Funds may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Funds may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan.

Cash Management Investments

The Funds may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. If the Funds invest in money market funds, Shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which the Funds invest, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund’s yield will be lower than the return that the Funds would have derived from other investments that provide liquidity.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

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Supplementary Notes to Schedules of Investments

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Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Floating Rate Loan Interest

The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

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to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchase a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

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Supplementary Notes to Schedules of Investments

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Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended November 30, 2018 are disclosed in the Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

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Supplementary Notes to Schedules of Investments

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Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable”.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

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Supplementary Notes to Schedules of Investments

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Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended November 30, 2018, the Funds entered into futures contracts primarily for return enhancement, hedging and exposing cash to markets.

Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

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Supplementary Notes to Schedules of Investments

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Bank Loan Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Callable Securities Risk

The Funds may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call the Funds would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

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Supplementary Notes to Schedules of Investments

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Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security or a counterparty to a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts, and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

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Supplementary Notes to Schedules of Investments

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A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Dividend Risk

An issuer of stock held by the Funds may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate (“LIBOR”) or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting insubstantial losses to the Funds.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Funds performance to the extent the Funds are exposed to such interest rates.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Funds management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on the Funds’ NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Funds’ ability to buy or sell debt securities and increase the related volatility and trading costs. The Funds may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Unrated Securities Risk

Because the Funds may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

Securities Lending

The Zebra Small Cap Equity Fund and The London Company Income Equity Fund may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of November 30, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received		Total Collateral Received
Zebra Small Cap Equity	$69,650	$72,500	$	—	$72,500

The London Company Income Equity Fund did not hold any securities lending collateral as of the period ended November 30, 2018.

Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities. Each of the tax years in the four year period ended August 31, 2018 remains subject to examination by the Internal Revenue Service.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2018 (Unaudited)

Cost of Investments for Federal Income Tax Purposes

As of November 30, 2018, the Funds’ cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SiM High Yield Opportunities	$1,182,558,655	$13,193,176	$(58,060,365)	$(44,867,189)
Sound Point Floating Rate Income	2,377,741,558	2,103,474	(41,537,280)	(39,433,806)
The London Company Income Equity	765,174,302	242,680,322	(15,354,790)	227,325,532
Zebra Small Cap Equity	69,353,852	6,995,946	(7,955,276)	(959,330)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2018, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Sound Point Floating Rate Income	$10,997,192	$1,394,882

Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

During the period ended November 30, 2018, the Funds did not utilize this facility.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 29, 2019

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: January 29, 2019